Supplement Dated February 6, 2002
To the Prospectus of Vintage Mutual Funds, Inc.
Dated July 27, 2001

The Technology Fund was liquidated and terminated as of February 6, 2002 and is no longer offered.

James T. Richards has replaced Thomas H. Bolgert as a member of the Equity Funds Portfolio Management Team. Mr. Richards, Equity Manager, is a member of the Investment Strategy Committee and Director of the Equity Research Committee. He has been with Investors Management Group since 1997.

Supplement Dated February 6, 2002
To the Statement of Additional Information
of Vintage Mutual Funds, Inc.
Dated July 27, 2001

The Statement of Additional Information of the Vintage Mutual Funds is hereby supplemented by amending and restating the section captioned "SECURITIES OF OTHER INVESTMENT COMPANIES" to read as follows:

SECURITIES OF OTHER INVESTMENT COMPANIES. All Funds may invest in securities issued by other investment companies. Each Fund currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 3% of the outstanding voting stock of any one investment company will be owned by any of the Funds; and (b) such registered investment company has not offered or sold after January 1, 1971, and is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public offering price which includes a sales load of more than one and one-half per centum. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of that company's expenses, including advisory fees. Investment companies in which a Fund may invest may also impose a sales or distribution charge in connection with the purchase or redemption of their shares and other types of commissions or charges. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. Such charges will be payable by the Funds and, therefore, will be borne directly by shareholders.

Each Fund, except the Government Assets, Liquid Assets, Municipal Assets, and Institutional Reserves Funds, may invest in the Government Assets, Liquid Assets, Municipal Assets, and Institutional Reserves Funds. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of that company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. In order to avoid the imposition of additional fees as a result of investing in shares of the Government Assets, Liquid Assets, Municipal Assets, and Institutional Reserves Funds, IMG will waive any portion of their advisory and administrative fees that are attributable to investments therein by another Fund. Investment companies in which a Fund may invest may also impose a sales or distribution charge in connection with the purchase or redemption of their shares and other types of commissions or charges. Such charges will be payable by the Funds and, therefore, will be borne directly by shareholders.

The Equity Funds will have exposure to small capitalization securities by purchasing Exchange Traded Funds.

The Statement of Additional Information of the Vintage Mutual Funds is hereby further supplemented by removing all references to the Vintage Technology Fund as the Fund was liquidated and terminated as of February 6, 2002 and is no longer offered.